EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nocopi Technologies, Inc.  (the "Company") on Form 10-K for the Year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael A. Feinstein, M.D., Chief Executive Officer, and Rudolph A. Lutterschmidt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

March 29, 2018

/s/ Michael A. Feinstein, M.D.

Michael A. Feinstein, M.D.

/s/ Rudolph A. Lutterschmidt

Rudolph A. Lutterschmidt